                                                                    EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Tyler Technologies, Inc. (the "Company") for the quarterly period ended September 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, John M. Yeaman, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                       By: /s/ John M. Yeaman
                                           ---------------------------------
                                           John M. Yeaman
                                           President and Chief Executive Officer
                                           Dated: October 28, 2003





A signed original of this written statement required by Section 906 has been provided to Tyler Technologies, Inc. and will be retained by Tyler Technologies, Inc. and furnished to the Securities and Exchange Commission upon request.

                                                                    EXHIBIT 32.1

Certification Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Tyler Technologies, Inc. (the "Company") for the quarterly period ended September 30, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Theodore L. Bathurst, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

         1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                 By: /s/ Theodore L. Bathurst
                                     --------------------------------------
                                     Theodore L. Bathurst
                                     Vice President and Chief Financial Officer
                                     Dated: October 28, 2003




A signed original of this written statement required by Section 906 has been provided to Tyler Technologies, Inc. and will be retained by Tyler Technologies, Inc. and furnished to the Securities and Exchange Commission upon request.